                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                      BCOM GP LLC

Address:                                   C/O Pegasus Capital Advisors, L.P.
                                           99 River Road
                                           Cos Cob, CT 06807

Date of Event Requiring Statement:         08/20/14

Name:                                      BCOM Holdings, LP

Address:                                   C/O Pegasus Capital Advisors, L.P.
                                           99 River Road
                                           Cos Cob, CT 06807

Date of Event Requiring Statement:         08/20/14

Name:                                      Slipstream Communications, LLC

Address:                                   c/o gyro, LLC
                                           31 West 27th Street
                                           New York, NY 10001

Date of Event Requiring Statement:         08/20/14